UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 30, 2002
Date of Report (date of earliest event reported)

SIMPLEX SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-	77-0492528

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

521 Almanor Avenue Sunnyvale, CA 94085

(Address of principal executive offices)

(408) 617-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.    Other Events.

         On January 16, 2002, Simplex Solutions, Inc. (“Simplex”) announced that it had entered into a Software OEM License Agreement with Cadence Design Systems, Inc. (“Cadence”) pursuant to which Simplex granted Cadence exclusive distribution rights to the Simplex standalone parasitic extraction technology Fire and Ice® QX for a period of four years subject to renewal. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On January 17, 2002, Simplex reported its first quarter fiscal year 2002 results for the period ended December 31, 2001. Attached hereto as Exhibit 99.2 and incorporated herein by reference are Simplex’s Condensed Consolidated Statements of Operations for the three months ended December 31, 2001 and December 31, 2000 and Condensed Consolidated Balance Sheet as of December 31, 2001 and September 30, 2001. The operating results for any periods are not necessarily indicative of results for any subsequent period.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Text of press release, dated January 16, 2002, entitled “Cadence to Offer Simplex Extraction Technology.”

99.2	Condensed Consolidated Financial Statements for Registrant’s fiscal quarter ended December 31, 2001.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLEX SOLUTIONS, INC.

Date: January 30, 2002	By:	/s/ Luis P. Buhler

Luis P. Buhler Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Text of press release, dated January 16, 2002, entitled “Cadence to Offer Simplex Extraction Technology.”

99.2	Condensed Consolidated Financial Statements for Registrant’s fiscal quarter ended December 31, 2001.